SCUDDER PACIFIC OPPORTUNITIES FUND
                 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000
The following supplements the disclosure in the section entitled "Investment Adviser" in the currently effective Statement of Additional Information:

Sub-Adviser. Scudder Investments Singapore Limited ("SISL"), 30 Cecil Street, Prudential Tower #24-01/02, Singapore, an affiliate of Scudder Kemper Investments, Inc., is the sub-adviser for Scudder Pacific Opportunities Fund. SISL serves as sub-adviser pursuant to the terms of a Research and Advisory Agreement between it and the Adviser. SISL has served as sub-adviser to the Fund since September 2000.

Under the terms of the Research and Advisory Agreement, SISL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Adviser may, from time to time, reasonably request.

The Adviser pays SISL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.385% of the Fund's average weekly net assets.

The Research and Advisory Agreement provides that SISL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SISL in the performance of its duties or from reckless disregard by SISL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory  Agreement  remains in effect until  September 1, 2001
unless  sooner   terminated  or  not  annually   approved  as  described  below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect through September 1, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Adviser or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.



September 21, 2000